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                                                                    EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------

          THIS EMPLOYMENT AGREEMENT (the "Agreement") is made as of this 1st day of November, 1996, by and between OPINION RESEARCH CORPORATION, a Delaware Corporation (the "Company"), and MICHAEL R. COOPER (the "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company believes that it would benefit from the application of the Executive's particular and unique skill, experience and background to the management and operation of the Company, and wishes to employ the Executive as Chief Executive Officer of the Company ("CEO"); and

          WHEREAS, the parties desire by this Agreement to set forth the terms and conditions of the employment relationship between the Company and the Executive.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants in this Agreement, the Company and the Executive agree as follows:

          1.   Employment and Duties.  The Company hereby employs the Executive
               ---------------------
as CEO on the terms and conditions provided in this Agreement and Executive agrees to accept such employment subject to the terms and conditions of this Agreement. The Executive shall perform the duties and responsibilities as are customary for the officer of a corporation in such position, and shall perform such other duties and responsibilities as are reasonably determined from time to time by the Board of Directors of the Company (the "Board"). The Executive agrees to devote his best efforts and substantially all of his time, attention, energy, and skill to performing the duties of CEO. Provided that such activities shall not violate any provision of this Agreement or materially interfere with his performance of his duties hereunder, nothing herein shall prohibit the Executive (a) from participating in any other business activities approved in advance by the non-management members of Board in accordance with any terms and conditions of such approval, such approval not to be unreasonably withheld or delayed, (b) from engaging in charitable, civic, fraternal, or trade group activities, or (c) from investing his assets in other entities or business ventures. The Executive shall be based at the Company's offices in Skillman, New Jersey or such other place that shall constitute the Company's headquarters, although he may perform such duties and responsibilities, consistent with his obligations hereunder, from any other location, and except for business travel incident to his employment under this Agreement, the Company agrees the Executive shall not be required to relocate.

          2.   Term.  The term of this Agreement shall be for five years (the
               ----
"Initial Term"), commencing on the date hereof (the "Effective Date"), and expiring on the day preceding the fifth anniversary of the Effective Date (the "Termination Date"), unless extended by mutual agreement of the parties or earlier terminated in accordance with the terms of this Agreement. This Agreement shall continue in full force and effect for additional terms of 30 months each after the expiration of the Initial Term (the "Extended Term"), unless either party shall give the other party before the commencement of any such year at least 30 months prior written notice of such party's intention to terminate this Agreement.

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          3.   Compensation.  As compensation for performing the services
               ------------
required by this Agreement, and during the term of this Agreement, the Executive shall be compensated as follows:

               (a)  Base Compensation.  The Company shall pay to the Executive
                    -----------------
an annual salary ("Base Compensation") of $390,000, payable in equal installments pursuant to the Company's customary payroll procedures in effect for its executive personnel at the time of payment, but in no event less frequently than monthly, subject to withholding for applicable federal, state, and local taxes. The Executive shall be entitled to increases in Base Compensation and bonuses with respect to each fiscal year during the term of this Agreement, to be determined by the Compensation Committee of the Board based on periodic reviews of the Executive's performance conducted on at least an annual basis. The Executive's Base Compensation shall not be reduced during the term of this Agreement.

               (b)  Incentive Compensation.  In addition to Base Compensation,
                    ----------------------
the Executive shall receive additional compensation ("Incentive Compensation). The Incentive Compensation shall be pursuant to short-term and/or long-term incentive compensation programs which shall be established by the Compensation Committee of the Board. For purposes of this Agreement, the Executive's "Pro Rata Share" of Incentive Compensation for any fiscal year of the Company shall be a fraction whose numerator shall be equal to the number of months (or parts of months) during which the Executive was actually employed by the Company during any such fiscal year and whose denominator shall be the total number of months in such fiscal year.

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          4.   Employee Benefits.  During the term of this Agreement and subject
               -----------------
to the limitations set forth in this Section 4, the Executive and his eligible dependents shall have the right to participate in any retirement plans
(qualified and non-qualified), pension, insurance, health, disability or other benefit plan or program that has been or is hereafter adopted by the Company (or in which the Company participates), according to the terms of such plan or program, on terms no less favorable than the most favorable terms granted to senior executives of the Company.

          5.   Vacation and Leaves of Absence.  The Executive shall be entitled
               ------------------------------
to the normal and customary amount of paid vacation provided to senior executive officers of the Company, but in no event less than 25 days during each 12 month period, beginning on the Effective Date of this Agreement. Any vacation days that are not taken in a given 12 month period shall not accrue or carry over from year to year. Upon any termination of this Agreement for any reason whatsoever, accrued and unused vacation for the year in which this Agreement terminates will be paid to the Executive within 10 days of such termination based on his annual rate of Base Compensation in effect on the date of such termination. In addition, the Executive may be granted leaves of absence with or without pay for such valid and legitimate reasons as the Board in its sole and absolute discretion may determine, and is entitled to the same sick leave and holidays provided to other senior executive officers of the Company.

          6.   Expenses.
               --------

               (a)  Business Expenses.  The Executive shall be promptly
                    -----------------
reimbursed against presentation of vouchers or receipts for all reasonable and necessary expenses incurred

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by him in connection with the performance of business-related duties as well as for membership fees in the country club of his choice.

               (b)  Automobile Expense.  During the term of this Agreement, in
                    ------------------
order to facilitate the performance of the Executive's duties hereunder, and otherwise for the convenience of the Company, the Company shall provide the Executive with an automobile allowance of $1,500 per month.

          7.   Indemnification.  The Company shall (and is hereby obligated to)
               ---------------
indemnify (including advance payment of expenses) the Executive in each and every situation where the Company is obligated to make such indemnification pursuant to applicable law and the relevant portions of the Company's Certificate of Incorporation and By-Laws. The Company shall indemnify the Executive, including payment of attorneys' fees and expenses, in each and every situation where, under applicable law, the Company is not obligated, but is nevertheless permitted or empowered, to make such indemnification.

          8.   Termination and Termination Benefits.
               ------------------------------------

               (a)  Termination by the Company.
                    --------------------------

                         (i)  With Cause.  The Company may terminate this
                              ----------
Agreement prior to its expiration date only with "cause". In such event, the Executive shall be paid his Base Compensation, and the benefits pursuant to
Section 4 hereof up to the effective date of such termination. For purposes of this Section 8(a), "cause" shall mean (A) an act of dishonesty by Executive constituting a felony and resulting or intended to result in gain to or personal enrichment of Executive at Company's expense, (B) the willful engaging

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by Executive in misconduct which is injurious to the Company, and (C) the deliberate and intentional refusal of Executive substantially to perform his duties hereunder.

                    (ii) Disability.  If due to illness, physical or mental
                         ----------
disability, or other incapacity, the Executive shall fail, for a total of any six consecutive months ("Disability"), to perform the principal duties required by this Agreement, the Company may terminate this Agreement upon 30 days' written notice to the Executive. In such event, the Executive shall be (A) paid his Base Compensation until the expiration of this Agreement and his Pro Rata Share of any Incentive Compensation payable to him for the year in which the termination occurs, and (B) provided with employee benefits pursuant to Section 4, to the extent available, until the expiration of this Agreement. For purposes of this subsection, "expiration of this Agreement" shall mean the later of (A) the Termination Date or (B) the last day of any Extended Term in effect on the date the Executive becomes disabled; provided, that any such Extended Term shall terminate on the day preceding the anniversary of the Effective Date which coincides with or follows the Executive's Disability.

               (b)  Termination by the Executive.  The Executive may terminate
                    ----------------------------
this Agreement for "cause" upon 30 days' written notice to the Company (during which period the Executive shall, if requested in writing by the Company, continue to perform his duties as specified under this Agreement). For purposes of this Agreement, if the Executive's employment is terminated by the Company without cause (as defined in Section 8(a)(i) above), or if the Company shall fail to renew the term of this Agreement after the Initial Term or any Extended Term, it shall be deemed as though the Executive terminated this Agreement for cause under this Section 8(b). In such event, the Executive shall be paid his

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Base Compensation up to the effective date of such termination and his full share of any Incentive Compensation payable to him for the year in which the termination occurs as well as the additional termination compensation set forth in Section 8(c) below. For purposes of the Executive's termination of this Agreement for cause under this Section 8(b), "cause" includes (W) the Company's failure to make any of the payments or provide any of the benefits to the Executive under this Agreement, (X) a material alteration in the scope of the Executive's responsibilities and duties as CEO of the Company, (Y) the Company's determination to relocate the Executive's primary workplace beyond a 100 mile radius of Skillman, New Jersey, or (Z) the Company's material breach of any provision of this Agreement or violation of any applicable criminal law not due to the Executive's gross negligence or willful fault.

               (c)  Additional Termination Compensation.  In the event of a
                    -----------------------------------
termination of this Agreement pursuant to Section 8(b), the Company, in addition to paying the Executive his Base Compensation and Incentive Compensation as hereinabove provided, shall pay to the Executive a lump sum payment equal to five times the Executive's annual Base Compensation (hereinafter "Termination Compensation"). Payment of Termination Compensation shall be paid no later than 14 days following the effective date of the Executive's termination.

               (d)  Registration Rights.  In the event of a termination of this
                    -------------------
Agreement pursuant to Section 8(b), the Executive shall be entitled to the registration rights set forth in Exhibit "A" to this Agreement.

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               (e)  Death Benefit.  Notwithstanding any other provision of this
                    -------------
Agreement, this Agreement shall terminate on the date of the Executive's death. In such event the Executive's estate shall be paid his Base Compensation for the remainder of the month in which such termination occurs and his Pro Rata Share of any Incentive Compensation payable to him for the year in which such termination occurs.

               (f)  No Mitigation.  The Executive shall not be required to
                    -------------
mitigate the amount of any payments provided for by this Agreement by seeking employment or otherwise, nor shall the amount of any payment or benefit provided in this Agreement be reduced by any compensation or benefit earned by the Executive after termination of his employment.

          9.   Miscellaneous.
               -------------

               (a)  Integration; Amendment.  This Agreement (including the
                    ----------------------
definitions contained in the Registration Statement) constitutes the entire agreement between the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior understandings and agreements between the parties with respect to the matters set forth herein, except that nothing contained in this Agreement shall affect that certain Non-Competition Agreement entered into by the Executive on August 1, 1991. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties.

               (b)  Severability.  If any part of this Agreement is contrary to,
                    ------------
prohibited by, or deemed invalid under applicable law or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited, or invalid, but the

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remainder of this Agreement shall not be invalid and shall be given full force and effect so far as possible.

               (c)  Waivers.  The failure or delay of any party at any time to
                    -------
require performance by the other party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power, or remedy hereunder, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power, or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party to the other or further notice or demand in similar or other circumstances.

               (d)  Power and Authority.  The Company represents and warrants
                    -------------------
to the Executive that it has the requisite corporate power, to enter into this Agreement and perform the terms hereof; and that the execution, delivery and performance of this Agreement by it has been duly authorized by all appropriate corporate action; and this Agreement represents the valid and legally binding obligation of the Company and is enforceable against it in accordance with its terms.
               (e)  Burden and Benefit; Survival.  This Agreement shall be
                    ----------------------------
binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, assigns. In addition to, and not in limitation of anything contained in this Agreement, it is expressly understood and agreed that

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the Company's obligation to pay termination compensation set forth herein shall survive any termination of this Agreement.

               (f)  Governing Law; Headings.  Except as set forth in Section
                    -----------------------
6, this Agreement and its construction, performance, and enforceability shall be governed by, and construed in accordance with, the laws of the State of New Jersey. Headings and titles herein are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

               (g)  Notices.  All notices called for under this Agreement
                    -------
shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

                    If to the Executive:

                    Michael R. Cooper, Ph.D.
                    44 Copper Vail Court
                    Princeton, New Jersey 08540

                    If to the Company:

                    Opinion Research Corporation
                    23 Orchard Road
                    Skillman, New Jersey 08558
                    Attention: Board of Directors

or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 9(g) for the service of Notices.

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               Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a business day then the notice shall
--------  -------
be deemed to have been given and received on the business day next following such day. Any notice sent by facsimile transmission shall be deemed to have been given and received on the business day next following the day of transmission.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                              OPINION RESEARCH CORPORATION

                              By: /s/ John F. Short
                                 -------------------------------------
                                 John F. Short
                                 Vice Chairman



                                      /s/ Michael R. Cooper, Ph.D.
                                      --------------------------------
                                      Michael R. Cooper, Ph.D.

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                                  Exhibit "A"
                                  -----------


                              Registration Rights
                              -------------------

               (a)  Definition of Registration Stock. "Registration Stock" shall
                    --------------------------------
mean the shares of Common Stock of the Company then owned by the Executive; provided, however, that Registration Stock shall not include any such shares
--------  -------
which are then freely transferable under the Securities Act.

               (b)  Piggyback Registration.  If the Company shall seek to
                    ----------------------
register under the Securities Act of 1933, as amended (the "Securities Act") or qualify any of its Common Stock (except in connection with any stock option plan, stock purchase plan, savings or similar plan or an acquisition, merger or exchange of stock) and if the form of registration statement proposed to be used may be used for the registration of the Registration Stock, then, on each such occasion, the Company shall furnish the Executive with at least 30 days' prior written notice thereof. At the written request of any of the Executive, given within 20 days after the receipt of such notice, the Company will use its best efforts to cause all of the Registration Stock for which registration shall have been requested to be included in such registration statement. Notwithstanding the foregoing, in the event any registration pursuant to this Section (b) is an underwritten offering, the number of shares of Registration Stock to be included in such underwriting shall be subject to the discretion of the managing underwriter of such offering to the extent such managing underwriter is of the opinion that such inclusion will adversely affect the marketing of the securities to be sold by the Company therein. The Company may withdraw any registration statement referred to in this Section (b) for any reason whatsoever without thereby incurring any liability to the Executive.

               (c)  Demand Registration.  If at any time after the Company is
                    -------------------
entitled to register its Common Stock under the Securities Act on Form S-3 or any other form hereafter adopted by the Commission to take the place of Form S-3, the Company shall be requested in writing by the Executive to effect the registration under the Act of any of the Registration Stock, the Company shall expeditiously use its best efforts to effect the registration on Form S-3 of all shares of Registration Stock which the Company has been requested to register. The Company shall not be required to effect a registration pursuant to a request made under this Section (c) on any other form of registration statement other than a Form S-3 (or any successor form) or if registration statements covering a total of two Securities Act registrations shall already have been filed with and made effective by the Commission pursuant to requests under this Section (c). The underwriter, if any, for any registration pursuant to this Section (c) shall be mutually acceptable to the Company and the Executive.

               (d)  Further Obligations of the Company.  Whenever the Company is
                    ----------------------------------
required to register any of the Registration Stock pursuant to any of the provisions hereof, the Company shall also be obligated to do the following:

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                              (i)  Prepare for filing with the Commission such
amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the period necessary (but in no event more than nine months) to complete the proposed public offering;

                             (ii)  Furnish to the Executive such copies of
preliminary and final prospectus and such other documents as the Executive may reasonably request to facilitate the public offering of his Registration Stock;

                            (iii)  Use its best efforts to register or qualify
the Registration Stock covered by said registration statement under the securities or Blue Sky laws of such jurisdictions as the Executive may reasonably request; and

                             (iv)  Furnish to the Executive a copy of all
documents filed and all correspondence to or from the Securities and Exchange Commission in connection with any such offering .

                    (d)  Expenses.  All expenses in connection with the
                         --------
preparation and filing of any registration statement hereunder, any registration or qualification under the securities or Blue Sky laws of states in which the offering will be made under such registration statement, and any filing fee of the National Association of Securities Dealers, Inc. relating to such offering, shall be borne in full by the Company, except for (i) any underwriters' or brokers' fees or commissions; (ii) expenses and fees required to be paid by a selling shareholder rather than the Company in order to comply with applicable Blue Sky or state securities laws; (iii) fees and expenses of the Executive's counsel and other advisors.

                    (e)  Indemnification.
                         ---------------

                              (i)  The Company shall indemnify the Executive,
and, to the extent required in any agreement with any underwriter or broker-dealer through whom the Registration Stock may be sold, any such underwriter or broker-dealer and each person, if any, who controls any such underwriter or broker-dealer (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or actions in respect thereof (under the Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registration Stock was registered under the Act, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Executive for any legal or other out-of-pocket expenses reasonably incurred by him in connection with investigating or defending against such loss, claim, damage, liability or action; except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or omission contained in information furnished in writing to the Company by the Executive for use therein.

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                              (ii)  In connection with any such registration
statement, the Executive will furnish the Company in writing such information as may reasonably be requested by the Company for use in any such registration statement or prospectus and will indemnify the Company, its directors and officers, and, to the extent required in any agreement with any underwriter or broker-dealer, each such underwriter or broker-dealer and each person, if any, who controls the Company or any underwriter or broker-dealer (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, expenses and actions in respect thereof (under the Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company for any legal or other out-of-pocket expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; but only to the extent that such untrue statement or omission was contained in information so furnished in writing by the Executive for use therein, and only to the extent of proceeds received by the Executive in the offering. The Company further agrees that, in connection with any underwritten public offering, it also will enter into customary contribution arrangements with the Executive and the underwriters or broker-dealers through whom the Registration Stock may be sold, with respect to situations in which indemnification is potentially unavailable.

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